Exhibit 99.1

FOR IMMEDIATE RELEASE:	CONTACT:
Geoff High, Vice President of Investor Relations
303-604-3924
DMC GLOBAL REPORTS FOURTH QUARTER FINANCIAL RESULTS

•Fourth quarter sales were $174.0 million, flat versus Q4 2022
•Net income attributable to DMC was $2.8 million, while total net income was $3.6 million
•Adjusted net income attributable to DMC* was $5.2 million, or $0.26 per diluted share
•Adjusted EBITDA attributable to DMC* was $19.6 million, while total adjusted EBITDA, inclusive of non-controlling interest (NCI), was $23.3 million
•Free-cash flow* was $15.0 million
•Full-year results include record sales, adjusted EBITDA attributable to DMC, and free-cash flow performance

BROOMFIELD, Colo. - February 22, 2024 - DMC Global Inc. (Nasdaq: BOOM) today reported financial results for its fourth quarter ended December 31, 2023.

Michael Kuta, president and CEO, said, “The fourth quarter marked the end of a milestone year for DMC. In addition to reporting record sales, adjusted EBITDA and free cash flow, we refined the operating strategies of our three businesses and initiated a review of alternative structures for DMC’s portfolio as part of a broader strategy for enhancing stakeholder value.

“At the business level, the fourth quarter was notable for the varied conditions across our industrial end markets. At Arcadia, our architectural building products business, lower pricing impacted several of our markets in the western and southwestern United States. Arcadia’s fourth quarter sales were $68.0 million, down 9% from the 2022 fourth quarter. Adjusted EBITDA margin improved to 13.6% from 9.6% in the comparable 2022 fourth quarter, as the decline in product pricing was not as pronounced as the drop in raw material costs.

“DynaEnergetics, our oilfield products business, reported continued strong demand in its international and North American markets. However, industry consolidation in the United States impacted pricing. Dyna’s fourth quarter sales were $75.3 million, down 3% versus the 2022 fourth quarter, but up 3% sequentially. Adjusted EBITDA margin was 12.3% versus 18.6% in the prior-year fourth quarter and 17.2% in the 2023 third quarter. We expect the new automation and operational-excellence initiatives coming on-line in 2024 will improve profitability at Dyna.

“NobelClad, our composite metals business, continued to capitalize on healthy market conditions and delivered a very strong fourth quarter. Sales of $30.8 million were up 33% year-over-year. The increase, combined with a favorable product mix, led to adjusted EBITDA margins of 24.7%, up from 14.8% in the 2022 fourth quarter.

“While challenging conditions in Arcadia’s markets will lead to a soft first quarter, we anticipate the business will experience improved demand during the balance of the year. Moreover, the recent addition of new painting capacity has improved Arcadia’s ability to capitalize on expected increases in activity.

“At Dyna, strong demand for the new Gravity 2.0 self-orienting perforating system should be additive to the expected margin benefits of improved manufacturing efficiencies. We believe 2024 will be another strong year at NobelClad, as there are a broad range of large project opportunities for both traditional and new clad-plate applications.

“As we enter 2024, our primary objective is to unlock value for DMC’s shareholders,” Kuta said. “Two key steps in this process are the simplification of our portfolio and maximizing the long-term growth opportunities at Arcadia. We are working with our financial advisors to explore strategic alternatives for NobelClad and DynaEnergetics, two valuable and innovative businesses that will continue to lead their respective industries. We also intend to capitalize on Arcadia’s differentiated business model and large addressable market, and are pursuing a range of compelling growth initiatives.”

Eric Walter, CFO, said “Our new $300 million senior secured credit facility has strengthened DMC’s balance sheet and enhanced our financial flexibility as we execute our strategy. We believe we can fund our growth programs while maintaining our leverage and debt-service costs at prudent levels.”

Kuta added, “We have the strategy, the leadership team and the capital structure to be successful. We also have an extraordinary team of dedicated employees who have enabled the success of our businesses. I sincerely thank them for their continued dedication.”

Summary Fourth Quarter Results

	Three months ended			Change
(Amounts in 000’s, except Per Share Data)	Dec 31, 2023	Sep 30, 2023	Dec 31, 2022	Sequential	Year-on-year
Net sales	$174,036	$172,147	$175,074	1%	(1)%
Gross profit percentage	26.1%	30.6%	25.8%
SG&A	$27,179	$28,713	$30,636	(5)%	(11)%
Net income	$3,569	$11,525	$3,441	(69)%	4%
Net income attributable to DMC	$2,764	$8,883	$3,266	(69)%	(15)%
Diluted net income per share attributable to DMC	$0.01	$0.38	$0.52	(97)%	(98)%
Adjusted net income attributable to DMC	$5,179	$9,861	$4,259	(47)%	22%
Adjusted diluted net income per share	$0.26	$0.50	$0.22	(48)%	18%
Adjusted EBITDA attributable to DMC	$19,589	$24,607	$19,581	(20)%	—%
Adjusted EBITDA before NCI allocation	$23,278	$29,981	$22,438	(22)%	4%

Arcadia

	Three months ended			Change
	Dec 31, 2023	Sep 30, 2023	Dec 31, 2022	Sequential	Year-on-year
Net sales	$67,958	$71,455	$74,400	(5)%	(9)%
Gross profit percentage	27.8%	33.3%	24.2%
Adjusted EBITDA attributable to DMC	$5,533	$8,060	$4,286	(31)%	29%
Adjusted EBITDA before NCI allocation	9,222	13,434	7,143	(31)%	29%
•Acadia’s year-over-year improvement in adjusted EBITDA margin reflects a less pronounced drop in product pricing as compared to aluminum costs.

DynaEnergetics

	Three months ended			Change
	Dec 31, 2023	Sep 30, 2023	Dec 31, 2022	Sequential	Year-on-year
Net sales	$75,306	$72,998	$77,551	3%	(3)%
Gross profit percentage	21.4%	26.8%	28.1%
Adjusted EBITDA	$9,286	$12,568	$14,439	(26)%	(36)%
•Fourth quarter 2023 adjusted EBITDA was negatively impacted by $1.0 million in bad debt expense.

NobelClad

	Three months ended			Change
	Dec 31, 2023	Sep 30, 2023	Dec 31, 2022	Sequential	Year-on-year
Net sales	$30,772	$27,694	$23,123	11%	33%
Gross profit percentage	33.8%	33.6%	23.9%
Adjusted EBITDA	$7,608	$6,384	$3,433	19%	122%
•NobelClad ended 2023 with an order backlog of $59 million versus $61 million at the end of the third quarter.
•Rolling 12-month bookings were $109.8 million versus $110.9 million at the end of the third quarter; and the book-to-bill ratio was 1.04.

Summary 2023 Results

	Twelve months ended		Change
	Dec 31, 2023	Dec 31, 2022	Year-on-year
Net sales	$719,188	$654,086	10%
Gross profit percentage	29.5%	28.4%
SG&A	$124,442	$118,349	5%
Net income	$34,759	$13,833	151%
Net income attributable to DMC	$26,259	$12,247	114%
Diluted net income per share attributable to DMC	$1.08	$0.72	50%
Adjusted net income attributable to DMC	$35,316	$13,475	162%
Adjusted diluted net income per share	$1.81	$0.70	159%
Adjusted EBITDA attributable to DMC	$96,063	$74,199	29%
Adjusted EBITDA before NCI allocation	$115,908	$92,967	25%

First Quarter 2024 Guidance

Measure	Expected Range
Sales
DMC Consolidated	$168M - $178M
Arcadia	$67M - $71M
DynaEnergetics	$77M - $81M
NobelClad	$24M - $26M
Adjusted EBITDA
Arcadia before NCI allocation	$7M - $10M
Arcadia after NCI allocation	$4M - $6M
DynaEnergetics	$11M - $13M
NobelClad	$3M - $4M
Corporate Unallocated	~ ($3M)
Attributable to DMC	$15M - $20M
Full-Year 2024 Guidance on Select Items
Depreciation and amortization	$35M - $36M
Interest expense	$8M - $9M
Annualized effective tax rate	27% - 29%
Capital expenditures	$22M - $26M

Conference call information
The conference call will begin today at 5 p.m. Eastern (3 p.m. Mountain) and will be accessible by dialing 877-407-5783 (or +1 201-689-8782 for international callers).

Investors are invited to listen to the webcast live via the Internet at: https://event.choruscall.com/mediaframe/webcast.html?webcastid=hzNWxwom

Webcast participants should access the website at least 15 minutes early to register and download any necessary audio software. The webcast also will be available on the Investor page of DMC’s website, located at: ir.dmcglobal.com. A replay of the webcast will be available for six months.

*Use of Non-GAAP Financial Measures

In addition to disclosing financial results that are determined in accordance with generally accepted accounting principles in the United States (GAAP), the Company also discloses certain non-GAAP financial measures that we use in operational and financial decision making. Non-GAAP financial measures include the following:

•EBITDA: defined as net income (loss) plus net interest, taxes, depreciation and amortization.
•Adjusted EBITDA: excludes from EBITDA stock-based compensation, restructuring expenses and asset impairment charges (if applicable) and, when appropriate, nonrecurring items that management does not utilize in assessing DMC’s operating performance (as further described in the tables below).
•Adjusted EBITDA attributable to DMC Global Inc. stockholders: excludes the Adjusted EBITDA attributable to the 40% redeemable noncontrolling interest in Arcadia Products.
•Adjusted EBITDA for DMC business segments: defined as operating income (loss) plus depreciation, amortization, allocated stock-based compensation (if applicable), restructuring expenses and asset impairment charges (if applicable) and, when appropriate, nonrecurring items that management does not utilize in assessing operating performance.

•Adjusted net income (loss): defined as net income (loss) attributable to DMC Global Inc. stockholders prior to the adjustment of redeemable noncontrolling interest plus restructuring expenses and asset impairment charges (if applicable) and, when appropriate, nonrecurring items that management does not utilize in assessing DMC’s operating performance.
•Adjusted diluted earnings per share: defined as diluted earnings per share attributable to DMC Global Inc. stockholders (exclusive of adjustment of redeemable noncontrolling interest) plus restructuring expenses and asset impairment charges (if applicable) and, when appropriate, nonrecurring items that management does not utilize in assessing DMC’s operating performance.
•Net debt: defined as total debt less total cash, cash equivalents and marketable securities.
•Free-cash flow: defined as cash flows provided by (used in) operating activities less net acquisitions of property, plant and equipment.

Management believes providing these additional financial measures is useful to investors in understanding the Company’s operating performance, including the effects of restructuring, impairment, and other nonrecurring charges, as well as its liquidity. Management typically monitors the business utilizing the above non-GAAP measures, in addition to GAAP results, to understand and compare operating results across accounting periods, and certain management incentive awards are based, in part, on these measures. The presence of non-GAAP financial measures in this report is not intended to suggest that such measures be considered in isolation or as a substitute for, or as superior to, DMC’s GAAP information, and investors are cautioned that the non-GAAP financial measures are limited in their usefulness.

Because not all companies use identical calculations, DMC’s presentation of non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. However, these measures can still be useful in evaluating the company’s performance against its peer companies because management believes the measures provide users with valuable insight into key components of GAAP financial disclosures. For example, a company with greater GAAP net income may not be as appealing to investors if its net income is more heavily comprised of gains on asset sales. Likewise, eliminating the effects of interest income and expense moderates the impact of a company’s capital structure on its performance.

About DMC Global Inc.
DMC Global is an owner and operator of innovative, asset-light manufacturing businesses that provide unique, highly engineered products and differentiated solutions. DMC’s businesses have established leadership positions in their respective markets and consist of: Arcadia, a leading supplier of architectural building products; DynaEnergetics, which serves the global energy industry; and NobelClad, which addresses the global industrial infrastructure and transportation sectors. Based in Broomfield, Colorado, DMC trades on Nasdaq under the symbol “BOOM.” For more information, visit: http://www.dmcglobal.com/.

###

Safe Harbor Language
Except for the historical information contained herein, this news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including guidance on sales, adjusted EBITDA, depreciation and amortization expense, interest expense, tax rate, capital expenditures; our expectations for a soft first quarter at Arcadia followed by improved demand during the balance of the year; our intentions with respect to growth at Arcadia; the impact of new painting and anodizing capacity expansions at Arcadia; improved profitability at DynaEnergetics resulting from new automation and operational excellence initiatives, as well as the success of new premium product offerings; our expectations of a strong year in NobelClad; and our ability to fund our growth programs while maintaining our leverage and debt-service costs at prudent levels. Such statements and information are based on numerous assumptions regarding present and future business strategies, the markets in which we operate, anticipated costs and the ability to achieve goals. Forward-looking information and statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results and performance to be materially different from those expressed or implied by such forward-looking information and statements, including but not limited to: our ability to realize sales from our backlog; our ability to obtain new contracts at attractive prices; the execution of purchase commitments by our customers, and our ability to successfully deliver on those purchase commitments; the size and timing of customer orders and shipments; changes to customer orders; product pricing and margins; fluctuations in customer demand; our ability to successfully navigate slowdowns in market activity or execute and capitalize upon growth opportunities; the success of DynaEnergetics’ product and technology development initiatives; our ability to successfully protect our technology and intellectual property and the costs associated with these efforts; consolidation among DynaEnergetics’ customers; fluctuations in foreign currencies; fluctuations in tariffs and quotas; the cost and availability of energy; the cyclicality of our business; competitive factors; the timely completion of contracts; the timing and size of expenditures; the timing and price of metal and other raw material; the adequacy of local labor supplies at our facilities; our ability to attract and retain key personnel; current or future limits on manufacturing capacity at our various operations; government actions or other changes in laws and regulations; the availability and cost of funds; our ability to access our borrowing capacity under our credit facility; geopolitical and economic instability, including recessions, depressions, wars or other military actions; inflation; supply chain delays and disruptions; transportation disruptions; general economic conditions, both domestic and foreign, impacting our business and the business of our customers and the end-market users we serve; as well as the other risks detailed from time to time in our SEC reports, including the annual report on Form 10-K for the year ended December 31, 2022. We do not undertake any obligation to release public revisions to any forward-looking statement, including, without limitation, to reflect events or circumstances after the date of this news release, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws.

DMC GLOBAL INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in Thousands, Except Share and Per Share Data)
(unaudited)

	Three months ended			Change
	Dec 31, 2023	Sep 30, 2023	Dec 31, 2022	Sequential	Year-on-year
NET SALES	$174,036	$172,147	$175,074	1%	(1)%
COST OF PRODUCTS SOLD	128,682	119,550	129,970	8%	(1)%
Gross profit	45,354	52,597	45,104	(14)%	1%
Gross profit percentage	26.1%	30.6%	25.8%
COSTS AND EXPENSES:
General and administrative expenses	15,056	16,259	19,789	(7)%	(24)%
Selling and distribution expenses	12,123	12,454	10,847	(3)%	12%
Amortization of purchased intangible assets	5,666	5,667	3,772	—%	50%
Restructuring expenses, net and asset impairments	3,251	515	129	531%	2,420%
Total costs and expenses	36,096	34,895	34,537	3%	5%
OPERATING INCOME	9,258	17,702	10,567	(48)%	(12)%
OTHER (EXPENSE) INCOME:
Other (expense) income, net	(1,445)	302	(559)	578%	158%
Interest expense, net	(2,311)	(2,392)	(2,129)	(3)%	9%
INCOME BEFORE INCOME TAXES	5,502	15,612	7,879	(65)%	(30)%
INCOME TAX PROVISION	1,933	4,087	4,438	(53)%	(56)%
NET INCOME	3,569	11,525	3,441	(69)%	4%
Less: Net income attributable to redeemable noncontrolling interest	805	2,642	175	(70)%	360%
NET INCOME ATTRIBUTABLE TO DMC GLOBAL INC. STOCKHOLDERS	$2,764	$8,883	$3,266	(69)%	(15)%
NET INCOME PER SHARE ATTRIBUTABLE TO DMC GLOBAL INC. STOCKHOLDERS
Basic	$0.01	$0.38	$0.52	(97)%	(98)%
Diluted	$0.01	$0.38	$0.52	(97)%	(98)%
WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic	19,561,494	19,543,251	19,384,678	—%	1%
Diluted	19,580,750	19,596,575	19,393,245	—%	1%

Reconciliation to net income attributable to DMC Global Inc. stockholders after adjustment of redeemable noncontrolling interest for purposes of calculating earnings per share

	Three months ended
	Dec 31, 2023	Sep 30, 2023	Dec 31, 2022
Net income attributable to DMC Global Inc. stockholders	$2,764	$8,883	$3,266
Adjustment of redeemable noncontrolling interest	(2,581)	(1,263)	6,933
Net income attributable to DMC Global Inc. common stockholders after adjustment of redeemable noncontrolling interest	$183	$7,620	$10,199

DMC GLOBAL INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in Thousands, Except Share and Per Share Data)
(unaudited)

	Twelve months ended		Change
	Dec 31, 2023	Dec 31, 2022	Year-on-year
NET SALES	$719,188	$654,086	10%
COST OF PRODUCTS SOLD	507,136	468,639	8%
Gross profit	212,052	185,447	14%
Gross profit percentage	29.5%	28.4%
COSTS AND EXPENSES:
General and administrative expenses	75,341	76,119	(1)%
Selling and distribution expenses	49,101	42,230	16%
Amortization of purchased intangible assets	22,667	36,926	(39)%
Restructuring expenses, net and asset impairments	3,766	182	1,969%
Total costs and expenses	150,875	155,457	(3)%
OPERATING INCOME	61,177	29,990	104%
OTHER (EXPENSE) INCOME:
Other expense, net	(1,782)	(594)	200%
Interest expense, net	(9,516)	(6,187)	54%
INCOME BEFORE INCOME TAXES	49,879	23,209	115%
INCOME TAX PROVISION	15,120	9,376	61%
NET INCOME	34,759	13,833	151%
Less: Net income attributable to redeemable noncontrolling interest	8,500	1,586	436%
NET INCOME ATTRIBUTABLE TO DMC GLOBAL INC. STOCKHOLDERS	$26,259	$12,247	114%
NET INCOME PER SHARE ATTRIBUTABLE TO DMC GLOBAL INC. STOCKHOLDERS
Basic	$1.08	$0.72	50%
Diluted	$1.08	$0.72	50%
WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic	19,504,542	19,360,677	1%
Diluted	19,518,382	19,369,165	1%

Reconciliation to net income attributable to DMC Global Inc. stockholders after adjustment of redeemable noncontrolling interest for purposes of calculating earnings per share

	Twelve months ended
	Dec 31, 2023	Dec 31, 2022
Net income attributable to DMC Global Inc. stockholders	$26,259	$12,247
Adjustment of redeemable noncontrolling interest	(4,870)	1,937
Net income attributable to DMC Global Inc. common stockholders after adjustment of redeemable noncontrolling interest	$21,389	$14,184

DMC GLOBAL INC.
SEGMENT STATEMENTS OF OPERATIONS
(Amounts in Thousands)
(unaudited)

Arcadia

	Three months ended			Change
	Dec 31, 2023	Sep 30, 2023	Dec 31, 2022	Sequential	Year-on-year
Net sales	$67,958	$71,455	$74,400	(5)%	(9)%
Gross profit	18,910	23,789	17,970	(21)%	5%
Gross profit percentage	27.8%	33.3%	24.2%
COSTS AND EXPENSES:
General and administrative expenses	7,012	7,413	9,535	(5)%	(26)%
Selling and distribution expenses	4,028	4,248	4,352	(5)%	(7)%
Amortization of purchased intangible assets	5,652	5,652	3,642	—%	55%
Operating income	2,218	6,476	441	(66)%	403%
Adjusted EBITDA	9,222	13,434	7,143	(31)%	29%
Less: adjusted EBITDA attributable to redeemable noncontrolling interest	(3,689)	(5,374)	(2,857)	(31)%	29%
Adjusted EBITDA attributable to DMC Global Inc.	$5,533	$8,060	$4,286	(31)%	29%

	Twelve months ended		Change
	Dec 31, 2023	Dec 31, 2022	Year-on-year
Net sales	$298,909	$299,527	—%
Gross profit	92,252	88,334	4%
Gross profit percentage	30.9%	29.5%
COSTS AND EXPENSES:
General and administrative expenses	30,488	31,872	(4)%
Selling and distribution expenses	17,749	16,184	10%
Amortization of purchased intangible assets	22,608	36,316	(38)%
Operating income	21,407	3,962	440%
Adjusted EBITDA	$49,612	$46,920	6%
Less: adjusted EBITDA attributable to redeemable noncontrolling interest	$(19,845)	$(18,768)	6%
Adjusted EBITDA attributable to DMC Global Inc.	$29,767	$28,152	6%

DynaEnergetics

	Three months ended			Change
	Dec 31, 2023	Sep 30, 2023	Dec 31, 2022	Sequential	Year-on-year
Net sales	$75,306	$72,998	$77,551	3%	(3)%
Gross profit	16,127	19,585	21,764	(18)%	(26)%
Gross profit percentage	21.4%	26.8%	28.1%
COSTS AND EXPENSES:
General and administrative expenses	2,937	3,095	4,970	(5)%	(41)%
Selling and distribution expenses	5,584	5,604	4,270	—%	31%
Amortization of purchased intangible assets	14	15	54	(7)%	(74)%
Restructuring expenses, net and asset impairments	3,011	—	—	100%	100%
Operating income	4,581	10,871	12,470	(58)%	(63)%
Adjusted EBITDA	$9,286	$12,568	$14,439	(26)%	(36)%

DMC GLOBAL INC.
SEGMENT STATEMENTS OF OPERATIONS
(Amounts in Thousands)
(unaudited)

	Twelve months ended		Change
	Dec 31, 2023	Dec 31, 2022	Year-on-year
Net sales	$315,026	$264,327	19%
Gross profit	86,701	75,569	15%
Gross profit percentage	27.5%	28.6%
COSTS AND EXPENSES:
General and administrative expenses	15,806	19,627	(19)%
Selling and distribution expenses	21,472	16,588	29%
Amortization of purchased intangible assets	59	299	(80)%
Restructuring expenses, net and asset impairments	3,011	—	100%
Operating income	46,353	39,055	19%
Adjusted EBITDA	$56,270	$46,932	20%

NobelClad

	Three months ended			Change
	Dec 31, 2023	Sep 30, 2023	Dec 31, 2022	Sequential	Year-on-year
Net sales	$30,772	$27,694	$23,123	11%	33%
Gross profit	10,416	9,309	5,518	12%	89%
Gross profit percentage	33.8%	33.6%	23.9%
COSTS AND EXPENSES:
General and administrative expenses	1,114	1,106	943	1%	18%
Selling and distribution expenses	2,435	2,531	2,071	(4)%	18%
Amortization of purchased intangible assets	—	—	76	—%	(100)%
Restructuring expenses, net and asset impairments	—	440	129	(100)%	(100)%
Operating income	6,867	5,232	2,299	31%	199%
Adjusted EBITDA	$7,608	$6,384	$3,433	19%	122%

	Twelve months ended		Change
	Dec 31, 2023	Dec 31, 2022	Year-on-year
Net sales	$105,253	$90,232	17%
Gross profit	33,529	22,050	52%
Gross profit percentage	31.9%	24.4%
COSTS AND EXPENSES:
General and administrative expenses	4,092	4,587	(11)%
Selling and distribution expenses	9,570	8,981	7%
Amortization of purchased intangible assets	—	311	(100)%
Restructuring expenses, net and asset impairments	440	182	142%
Operating income	19,427	7,989	143%
Adjusted EBITDA	$22,760	$11,901	91%

DMC GLOBAL INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Amounts in Thousands)

				Change
	Dec 31, 2023	Sep 30, 2023	Dec 31, 2022	Sequential	From year-end
	(unaudited)	(unaudited)
ASSETS

Cash and cash equivalents	$31,040	$28,060	$25,144	11%	23%
Marketable securities	12,619	7,516	—	68%	100%
Accounts receivable, net	106,205	105,519	94,415	1%	12%
Inventories	166,712	185,777	156,590	(10)%	6%
Prepaid expenses and other	10,236	9,945	10,723	3%	(5)%

Total current assets	326,812	336,817	286,872	(3)%	14%

Property, plant and equipment, net	129,267	126,095	129,445	3%	—%
Goodwill	141,725	141,725	141,725	—%	—%
Purchased intangible assets, net	195,260	200,925	217,925	(3)%	(10)%
Other long-term assets	91,431	90,716	103,011	1%	(11)%

Total assets	$884,495	$896,278	$878,978	(1)%	1%

LIABILITIES, REDEEMABLE NONCONTROLLING INTEREST, AND STOCKHOLDERS’ EQUITY

Accounts payable	$40,202	$45,589	$46,816	(12)%	(14)%
Contract liabilities	21,621	28,557	32,080	(24)%	(33)%
Accrued income taxes	12,810	11,527	4,256	11%	201%
Current portion of long-term debt	15,000	15,000	15,000	—%	—%
Other current liabilities	36,828	36,954	29,898	—%	23%

Total current liabilities	126,461	137,627	128,050	(8)%	(1)%

Long-term debt	100,851	104,460	117,798	(3)%	(14)%
Deferred tax liabilities	1,956	3,336	1,908	(41)%	3%
Other long-term liabilities	57,172	58,167	63,053	(2)%	(9)%
Redeemable noncontrolling interest	187,760	187,522	187,522	—%	—%
Stockholders’ equity	410,295	405,166	380,647	1%	8%

Total liabilities, redeemable noncontrolling interest, and stockholders’ equity	$884,495	$896,278	$878,978	(1)%	1%

DMC GLOBAL INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Amounts in Thousands)
(unaudited)

	Three months ended			Twelve months ended
	Dec 31, 2023	Sep 30, 2023	Dec 31, 2022	Dec 31, 2023	Dec 31, 2022
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$3,569	$11,525	$3,441	$34,759	$13,833
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	3,546	3,460	3,703	13,840	14,281
Amortization of purchased intangible assets	5,666	5,667	3,772	22,667	36,926
Amortization of deferred debt issuance costs	141	141	141	553	553
Amortization of acquisition-related inventory valuation step-up	—	—	—	—	430
Stock-based compensation	1,712	1,832	3,167	10,270	10,058
Deferred income taxes	(1,248)	1,558	1,013	970	(599)
Unrealized gain on marketable securities	(148)	—	—	(148)	—
Asset impairments	1,956	515	—	2,471	—
Other	1,859	(1,607)	1,768	(181)	1,526
Change in working capital, net	6,126	1,113	3,596	(19,274)	(32,072)
Net cash provided by operating activities	23,179	24,204	20,601	65,927	44,936
CASH FLOWS FROM INVESTING ACTIVITIES:
Consideration adjustments related to acquisition of business	—	—	(370)	—	(2,404)
Investment in marketable securities	(4,955)	(5,102)	—	(12,471)	—
Acquisition of property, plant and equipment	(8,519)	(2,333)	(7,307)	(15,974)	(18,584)
Proceeds on sale of property, plant and equipment	344	—	62	344	62
Net cash used in investing activities	(13,130)	(7,435)	(7,615)	(28,101)	(20,926)
CASH FLOWS FROM FINANCING ACTIVITIES:
Repayments on term loan	(3,750)	(3,750)	(3,750)	(17,500)	(15,000)
Payments of debt issuance costs	—	—	(1)	—	(180)
Distributions to redeemable noncontrolling interest holder	(3,170)	(4,034)	(2,007)	(13,515)	(12,300)
Net proceeds from issuance of common stock to employees and directors	102	—	201	314	201
Treasury stock activity	(153)	(157)	(139)	(2,481)	(1,231)
Net cash used in financing activities	(6,971)	(7,941)	(5,696)	(33,182)	(28,510)
EFFECTS OF EXCHANGE RATES ON CASH	(98)	508	(632)	1,252	(1,166)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	2,980	9,336	6,658	5,896	(5,666)
CASH AND CASH EQUIVALENTS, beginning of the period	28,060	18,724	18,486	25,144	30,810
CASH AND CASH EQUIVALENTS, end of the period	$31,040	$28,060	$25,144	$31,040	$25,144

DMC GLOBAL INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASUREMENTS TO MOST
DIRECTLY COMPARABLE GAAP FINANCIAL MEASUREMENTS
(Amounts in Thousands)
(unaudited)

DMC Global

EBITDA and Adjusted EBITDA

	Three months ended			Change
	Dec 31, 2023	Sep 30, 2023	Dec 31, 2022	Sequential	Year-on-year
Net income	3,569	11,525	3,441	(69)%	4%
Interest expense, net	2,311	2,392	2,129	(3)%	9%
Income tax provision	1,933	4,087	4,438	(53)%	(56)%
Depreciation	3,546	3,460	3,703	2%	(4)%
Amortization of purchased intangible assets	5,666	5,667	3,772	—%	50%
EBITDA	17,025	27,131	17,483	(37)%	(3)%
Stock-based compensation	1,557	1,832	3,167	(15)%	(51)%
Restructuring expenses, net and asset impairments	3,251	515	129	531%	2,420%
CEO transition expenses	—	805	—	(100)%	—%
Nonrecurring retirement expenses	—	—	1,100	—%	(100)%
Other expense (income), net	1,445	(302)	559	578%	158%
Adjusted EBITDA	$23,278	$29,981	$22,438	(22)%	4%
Less: adjusted EBITDA attributable to redeemable noncontrolling interest	(3,689)	(5,374)	(2,857)	(31)%	29%
Adjusted EBITDA attributable to DMC Global Inc. stockholders	$19,589	$24,607	$19,581	(20)%	—%

	Twelve months ended		Change
	Dec 31, 2023	Dec 31, 2022	Year-on-year
Net income	$34,759	$13,833	151%
Interest expense, net	9,516	6,187	54%
Income tax provision	15,120	9,376	61%
Depreciation	13,840	14,281	(3)%
Amortization of purchased intangible assets	22,667	36,926	(39)%
EBITDA	95,902	80,603	19%
Stock-based compensation	10,115	10,058	1%
CEO transition expenses	4,343	—	100%
Restructuring expenses, net and asset impairments	3,766	182	1,969%
Amortization of acquisition-related inventory valuation step-up	—	430	(100)%
Nonrecurring retirement expenses	—	1,100	(100)%
Other expense, net	1,782	594	200%
Adjusted EBITDA	$115,908	$92,967	25%
Less: adjusted EBITDA attributable to redeemable noncontrolling interest	(19,845)	(18,768)	6%
Adjusted EBITDA attributable to DMC Global Inc. stockholders	$96,063	$74,199	29%

DMC GLOBAL INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASUREMENTS TO MOST
DIRECTLY COMPARABLE GAAP FINANCIAL MEASUREMENTS
(Amounts in Thousands)
(unaudited)

Adjusted Net Income* and Adjusted Diluted Earnings per Share

*Net income attributable to DMC Global Inc. prior to the adjustment of redeemable noncontrolling interest

	Three months ended December 31, 2023
	Amount	Per Share (1)
Net income attributable to DMC Global Inc. stockholders*	$2,764	$0.14
Restructuring expenses, net and asset impairments, net of tax	2,415	0.12
As adjusted	$5,179	$0.26
(1) Calculated using diluted weighted average shares outstanding of 19,580,750

	Three months ended September 30, 2023
	Amount	Per Share (1)
Net income attributable to DMC Global Inc. stockholders*	$8,883	$0.45
CEO transition expenses, net of tax	620	0.03
Restructuring expenses, net and asset impairments, net of tax	358	0.02
As adjusted	$9,861	$0.50
(1) Calculated using diluted weighted average shares outstanding of 19,596,575

	Three months ended December 31, 2022
	Amount	Per Share (1)
Net income attributable to DMC Global Inc. stockholders*	$3,266	$0.17
Nonrecurring retirement expenses, net of tax	905	0.05
Restructuring expenses, net and asset impairments, net of tax	88	—
As adjusted	$4,259	$0.22
(1) Calculated using diluted weighted average shares outstanding of 19,393,245

	Twelve months ended December 31, 2023
	Amount	Per Share (1)
Net income attributable to DMC Global Inc. stockholders*	$26,259	$1.35
CEO transition expenses and accelerated stock-based compensation, net of tax (2)	6,284	0.32
Restructuring expenses, net and asset impairments, net of tax	2,773	0.14
As adjusted	$35,316	$1.81
(1) Calculated using diluted weighted average shares outstanding of 19,518,382
(2) Includes CEO transition expenses of $4,343 and accelerated stock-based compensation of $3,040 related to the vesting of the former CEO’s outstanding equity awards, net of tax.

	Twelve months ended December 31, 2022
	Amount	Per Share (1)
Net income attributable to DMC Global Inc. stockholders*	$12,247	$0.63
Nonrecurring retirement expenses, net of tax (2)	905	0.05
Amortization of acquisition-related inventory valuation step-up, net of tax	199	0.01
Restructuring expenses, net and asset impairments, net of tax	124	0.01
As adjusted	$13,475	$0.70
(1) Calculated using diluted weighted average shares outstanding of 19,369,165
(2) Includes nonrecurring expenses of $1,100 in accrued cash compensation and $859 in accelerated stock-based compensation, net of tax, related to the retirement of Arcadia’s former president.

DMC GLOBAL INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASUREMENTS TO MOST
DIRECTLY COMPARABLE GAAP FINANCIAL MEASUREMENTS
(Amounts in Thousands)
(unaudited)

Segment Adjusted EBITDA

Arcadia

	Three months ended			Change
	Dec 31, 2023	Sep 30, 2023	Dec 31, 2022	Sequential	Year-on-year
Operating income, as reported	$2,218	$6,476	$441	(66)%	403%
Adjustments:
Depreciation	1,020	969	762	5%	34%
Amortization of purchased intangible assets	5,652	5,652	3,642	—%	55%
Stock-based compensation	332	337	1,198	(1)%	(72)%
Nonrecurring retirement expenses	—	—	1,100	—%	(100)%
Adjusted EBITDA	9,222	13,434	7,143	(31)%	29%
Less: adjusted EBITDA attributable to redeemable noncontrolling interest	(3,689)	(5,374)	(2,857)	(31)%	29%
Adjusted EBITDA attributable to DMC Global Inc.	$5,533	$8,060	$4,286	(31)%	29%

	Twelve months ended		Change
	Dec 31, 2023	Dec 31, 2022	Year-on-year
Operating income, as reported	$21,407	$3,962	440%
Adjustments:
Depreciation	3,695	2,906	27%
Amortization of purchased intangible assets	22,608	36,316	(38)%
Stock-based compensation	1,571	2,206	(29)%
CEO transition expenses	331	—	100%
Nonrecurring retirement expenses	—	1,100	(100)%
Amortization of acquisition-related inventory valuation step-up	—	430	(100)%
Adjusted EBITDA	49,612	46,920	6%
Less: adjusted EBITDA attributable to redeemable noncontrolling interest	(19,845)	(18,768)	6%
Adjusted EBITDA attributable to DMC Global Inc.	$29,767	$28,152	6%

DMC GLOBAL INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASUREMENTS TO MOST
DIRECTLY COMPARABLE GAAP FINANCIAL MEASUREMENTS
(Amounts in Thousands)
(unaudited)

DynaEnergetics

	Three months ended			Change
	Dec 31, 2023	Sep 30, 2023	Dec 31, 2022	Sequential	Year-on-year
Operating income, as reported	$4,581	$10,871	$12,470	(58)%	(63)%
Adjustments:
Depreciation	1,680	1,682	1,915	—%	(12)%
Amortization of purchased intangible assets	14	15	54	(7)%	(74)%
Restructuring expenses, net and asset impairments	3,011	—	—	100%	100%
Adjusted EBITDA	$9,286	$12,568	$14,439	(26)%	(36)%

	Twelve months ended		Change
	Dec 31, 2023	Dec 31, 2022	Year-on-year
Operating income, as reported	$46,353	$39,055	19%
Adjustments:
Depreciation	6,847	7,578	(10)%
Amortization of purchased intangible assets	59	299	(80)%
Restructuring expenses, net and asset impairments	3,011	—	100%
Adjusted EBITDA	$56,270	$46,932	20%

NobelClad

	Three months ended			Change
	Dec 31, 2023	Sep 30, 2023	Dec 31, 2022	Sequential	Year-on-year
Operating income, as reported	$6,867	$5,232	$2,299	31%	199%
Adjustments:
Depreciation	741	712	929	4%	(20)%
Amortization of purchased intangible assets	—	—	76	—%	(100)%
Restructuring expenses, net and asset impairments	—	440	129	(100)%	(100)%
Adjusted EBITDA	$7,608	$6,384	$3,433	19%	122%

	Twelve months ended		Change
	Dec 31, 2023	Dec 31, 2022	Year-on-year
Operating income, as reported	$19,427	$7,989	143%
Adjustments:
Depreciation	2,893	3,419	(15)%
Amortization of purchased intangible assets	—	311	(100)%
Restructuring expenses, net and asset impairments	440	182	142%
Adjusted EBITDA	$22,760	$11,901	91%